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                                 EXHIBIT 10.15

         CHANGE OF CONTROL AGREEMENTS IN EFFECT AS OF JANUARY 28, 2003

1 YEAR AGREEMENTS
Eric Q. Broderson
John Chamberlain
Lisa A. Clarke
Dave Fox
Randall Hollis
Lynn Jacobs
Mark W. Matson
Jonathan E. Otis
Scott A. Roza
Paul G. Rutherford
Richard S. Sato
F. James Vaughan
Christopher S. Willis
William Yaman

2 YEAR AGREEMENTS
William C. Britts
Jon W. Gacek
John W. Powell III
Said Rahmani-Khezri
Linda A. Schoemaker

3 YEAR AGREEMENTS
Charles H. Stonecipher
Peter H. van Oppen